UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2024

OceanTech Acquisitions I Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40450	85-2122558
(Commission File Number)	(IRS Employer Identification No.)

515 Madison Avenue, Suite 8133

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (929) 412-1272

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered*
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	OTECU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	OTEC	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	OTECW	The Nasdaq Stock Market LLC

*Registrant was suspended from trading on Nasdaq on January 24, 2024. Registrant’s market maker received approval of its Form 211 from FINRA on April 24, 2024 to begin trading over the counter with the symbol “OTAC” pending resolution with Nasdaq. On May 29, 2024, Nasdaq notified the Registrant that The Nasdaq Hearings Panel determined to delist the securities of the Registrant from Nasdaq.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 22, 2024 (the “Resignation Date”) Marcum LLP (“Marcum”) notified OceanTech Acquisitions I Corp. (“OceanTech”) by sending OceanTech a letter regarding its resignation as OceanTech’s independent registered accounting firm, effective as of the Resignation Date (the “Resignation Letter”). There were no (1) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report or (2) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in OceanTech’s internal control over financial reporting to the accounting for complex financial instruments and withdrawal issues that are in violation of the investment management trust agreement, described in the annual report on Form 10-K for the year ended December 31, 2023. Except as set forth below, during the year ended December 31, 2023, and through the Resignation Date, the reports of Marcum on OceanTech’s financial statements for the year ended December 31, 2023, did not contain any adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of OceanTech’s financial statements for the year ended December 31, 2023, contained an explanatory paragraph, which noted that there was substantial doubt regarding OceanTech’s ability to continue as a going concern.

Given the Resignation Letter was provided by Marcum, neither OceanTech’s board of directors or a committee thereof approved such resignation prior to receiving the Resignation Letter. However, OceanTech has confirmed receipt of the Resignation Letter. As previously disclosed in the Current Report on Form 8-K OceanTech filed on June 3, 2024, OceanTech ceased all operations except for those required to wind up its business after June 2, 2024, and OceanTech issued a press release on June 3, 2024 announcing its termination of the merger agreement for its initial business combination and the liquidation. Therefore, OceanTech has not appointed another independent auditor.

OceanTech has provided a copy of the foregoing disclosures to Marcum and requested that it furnish a letter addressed to the Securities and Exchange Commission stating whether Marcum agrees with the above statements. The foregoing letter is qualified by the full text of such letter, which is attached hereto as Exhibit 16.1.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Filing”) is provided for informational purposes only. No representations or warranties, express or implied are given in, or in respect of, this Filing. To the fullest extent permitted by law under no circumstances will OceanTech, Merger Sub, Sponsor or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Filing, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Filing does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of OceanTech. Readers of this Filing should each make their own evaluation of OceanTech and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Filing contains certain “forward-looking statements” within the meaning of the federal securities laws, including Exhibit 16.1, statements, expectations, plans or forecasts of future events and views as of the date of this Filing. OceanTech anticipates that subsequent events and developments will cause OceanTech’s assessments to change. These forward-looking statements, which may include, without limitation, words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will”, “could,” “should,” “believes,” “predicts,” “potential,” “might,” “continues,” “think,” “strategy,” “future,” and similar expressions, involve significant risks and uncertainties (most of which factors are outside of the control of OceanTech). All statements contained in this Filing that do not relate to matters of historical fact should be considered forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of OceanTech’s Annual Report on Form 10-K, and Quarterly Reports on Form 10-Q filed with the SEC, and other documents filed by OceanTech from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The foregoing list of factors is not exhaustive, are provided for illustrative purposes only, and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees and are subject to risks described from time to time in the Company’s periodic filings with the SEC. The forward-looking statements included in this Filing are made only as of the date of this Filing, speak only as of the date they are made, and, unless otherwise required by applicable law, the Company assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that OceanTech does not presently know or that OceanTech currently believes is immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. OceanTech anticipates that subsequent events and developments will cause OceanTech’s assessments to change. OceanTech does not give any assurance that OceanTech will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements, and they should not be relied upon as representing OceanTech’s assessments as of any date subsequent to the date of this Filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Marcum LLP dated August 27, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANTECH ACQUISITIONS I CORP.

Date: August 27, 2024	By:	/s/ Surendra Ajjarapu
	Name:	Surendra Ajjarapu
	Title:	Chief Executive Officer (Principal Executive Officer)